UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): March 1, 2005


                               Pipeline Data Inc.


             (Exact name of registrant as specified in its charter)


            DELAWARE                  333-79831                13-3953764

State or other jurisdiction of   (Registration No.)          (IRS Employer
 incorporation or organization                            Identification No.)


             1599 Washington Street, Braintree, Massachusetts 02184
                    (Address of principal executive offices)

                                 (800) 932-5708
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On March 1, 2005, Pipeline Data Portfolio Acquisitions Inc. ("Acquisitions"), a subsidiary of Pipeline Data Inc., entered an Asset Purchase Agreement with Advanced Internet Services, LLC pursuant to which Acquisitions purchased the rights to residual payments arising from agreements with various merchants for payment processing services for $589,589 and 64,010 shares of Pipeline Data restricted common stock.

     The information in this Form 8-K as being furnished pursuant to Item 1.01 "Entry into a Material Definitive Agreement" and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 2.01  Completion of Acquisition of Assets

On   March   1,   2005,   Pipeline   Data   Portfolio   Acquisitions   Inc.
("Acquisitions"), a subsidiary of Pipeline Data Inc., entered an Asset Purchase Agreement with Advanced Internet Services, LLC pursuant to which Acquisitions purchased the rights to residual payments arising from agreements with various merchants for payment processing services for $589,589 and 64,010 shares of Pipeline Data restricted common stock.

    The information in this Form 8-K as being furnished pursuant to Item 2.01 "Completion of Acquisition of Assets" and shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                      Pipeline Data Inc,

Dated: March 29, 2005                               By: /s/ MacAllister Smith

                                                      ------------------------
                                                      MacAllister Smith
                                                      Chief Executive Officer